FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 27, 2003


                   Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through certificates, Series 1998-10
             (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                  383 Madison Avenue ,New York, New York        10167
               (Address of principal executive offices)       (Zip Code)



       Registrant's telephone number, including area code: (212) 272-2000



                                 Not Applicable
          Former name or former address, if changed since last report.

Item 5.       Other Events.


1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-10, on May 27, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated November 30, 1998, between and among Structured Asset Mortgage Investments Inc., as Seller, Bankers Trust Company of California, N.A., as Trustee, and Liberty Lending Services, Inc., as Master Servicer.



Item 7.       Financial Statements and Exhibits.


      c) Exhibits.


          (28.43)        May 27, 2003 - Information on Distribution to
                                        Certificateholders.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Structured Asset Mortgage Investments Inc.
                                                (Registrant)







Date:  June 11, 2003               By:    /s/ Joseph Jurkowski Jr.
                                          Joseph Jurkowski Jr.
                                          Vice President/Asst.Secretary

                   Structured Asset Mortgage Investments, Inc.


                                    FORM 8-K


                                 CURRENT REPORT


Exhibit Index



Exhibit No.              Description


  (28.43)                May 27, 2003 - Information on Distribution to
                                        Certificateholders

            May 27, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.43
                              TO CERTIFICATEHOLDERS



                   Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through Certificates, Series 1998-10



                                Principal Amt.
Certificate    Face                Prior to         Interest        Principal           Total       Realized       Ending
Class          Value            Distribution      Distributed      Distributed      Distribution     Losses        Balance
  A       $211,895,600     $   19,600,194.17      112,701.12   $  1,873,972.39  $   1,986,673.51  $   0.00  $   17,726,221.78
 PO             90,487             35,517.47            0.00            533.13            533.13      0.00          34,984.34
X(*)       222,864,136         33,594,458.83       23,502.30              0.00         23,502.30      0.00      31,770,649.04
 B-1         6,856,700          6,318,769.21       36,332.92          9,341.20         45,674.12      0.00       6,309,428.01
 B-2         3,999,700          3,687,856.61       21,205.18          5,451.86         26,657.04      0.00       3,682,404.75
 B-3         2,285,600          2,107,399.33       12,117.55          3,115.42         15,232.97      0.00       2,104,283.91
 B-4         1,599,900          1,475,812.34        8,485.92          2,181.73         10,667.65      0.00       1,473,630.61
 B-5           685,700            634,890.02        3,650.62            938.57          4,589.19      0.00         633,951.45
 B-6         1,142,814            773,669.49        4,448.60          1,143.75          5,592.35      0.00         772,525.74
  R                100                  0.00            0.00              0.00              0.00      0.00               0.00

Total     $228,556,601     $   34,634,108.63  $   222,444.21  $   1,896,678.05  $   2,119,122.26  $   0.00  $   32,737,430.58


* Represents notional balance



                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE



                                                                                     Current            PASS-THROUGH
Certificate                   Prior        Interest     Principal       Total        Principal               RATES
Class          CUSIP    Principal Balance  Distributed  Distributed   Distribution    Balance        Current          Next

 A          86358HER6       92.499298       0.531871     8.843848       9.375719      83.655450     6.900000%       6.900000%
 PO         86358HES4      392.514571       0.000000     5.891786       5.891786     386.622786     0.000000%       0.000000%
 X(*)       86358HET2      150.739636       0.105456     0.000000       0.105456     142.556131     0.839506%            N/A
 B-1        86358HEU9      921.546693       5.298893     1.362346       6.661239     920.184347     6.900000%       6.900000%
 B-2        86358HEV7      922.033305       5.301693     1.363067       6.664760     920.670238     6.900000%       6.900000%
 B-3        86358HEW5      922.033309       5.301693     1.363064       6.664758     920.670244     6.900000%       6.900000%
 B-4                       922.440365       5.304032     1.363666       6.667698     921.076699     6.900000%       6.900000%
 B-5                       925.900569       5.323932     1.368776       6.692708     924.531792     6.900000%       6.900000%
 B-6                       676.986358       3.892672     1.000819       4.893491     675.985539     6.900000%       6.900000%
 R          86358HEX3        0.000000       0.000000     0.000000       0.000000       0.000000     6.900000%       6.900000%





SENIOR PERCENTAGE                                         56.650%

SUBORDINATE PERCENTAGE                                    43.350%

SENIOR PREPAYMENT PERCENTAGE                             100.000%

SUBORDINATE PREPAYMENT PERCENTAGE                          0.000%




DELINQUENT AND FORECLOSURE LOAN INFORMATION



                                      One            Two           Three           Loans in         Loans in          Loans in
                                     Month          Months         Months         Foreclosure         REO            Bankruptcy

Principal Balance                     0.00        414,684.00          0.00         557,344.97          0.00          459,308.98
Percentage of Pool Balance          0.0000%           1.2667%       0.0000%            1.7025%       0.0000%             1.4030%
Number of Loans                          0                 3             0                  4             0                   3
Percentage of Loans                 0.0000%           1.0526%       0.0000%            1.4035%       0.0000%             1.0526%

BOOK VALUE OF LOANS IN REO:           0.00






AGGREGATE REALIZED         Prior Aggregate     Current Period     Current Period       Ending Aggregate
LOSS INFORMATION             Loss Amount        Loss Amount        Reimbursement        Loss Amount
CLASS A                          0.00               0.00               0.00                     0.00
CLASS PO                         0.00               0.00               0.00                     0.00
CLASS X                          0.00               0.00               0.00                     0.00
CLASS B-1                        0.00               0.00               0.00                     0.00
CLASS B-2                        0.00               0.00               0.00                     0.00
CLASS B-3                        0.00               0.00               0.00                     0.00
CLASS B-4                        0.00               0.00               0.00                     0.00
CLASS B-5                        0.00               0.00               0.00                     0.00
CLASS B-6                  287,851.25               0.00               0.00               287,851.25
CLASS R                          0.00               0.00               0.00                     0.00

